UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2008

Allion Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17821	11-2962027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, New York 11747

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 547-6520

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 19, 2008, Allion Healthcare, Inc. (“Allion”) filed Amendment No. 1 to its Current Report on Form 8-K, providing historical financial statements of Biomed America, Inc. under Item 9.01(a) and pro forma financial information under Item 9.01(b).  Allion is filing this Amendment No. 3 to its Current Report on Form 8-K to correct the proforma adjustments related to management fees (change from $1.533 million to $3.923 million, before tax) and interest expense (change from $241 thousand to $419 thousand, before tax) included in the Proforma Combined Statement of Operations (Unaudited) for the year ended December 31, 2007, which was included in Exhibit 99.2, Unaudited pro forma combined financial information.  The corrected Unaudited pro forma combined financial information is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description

99.2	Unaudited pro forma combined financial information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLION HEALTHCARE, INC. (Registrant)
August 8, 2008	/s/ Russell J. Fichera
Name: Russell J. Fichera
Title: Chief Financial Officer

 EXHIBIT INDEX

Exhibit
Number	Description

99.2	Unaudited pro forma combined financial information